UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 12, 2007
NEWPARK RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-2960 (Commission File Number)	72-1123385 (IRS Employer Identification No.)

2700 Research Forest Drive, Suite 100 The Woodlands, TX (Address of principal executive offices)		77381 (Zip Code)
Registrant’s telephone number, including area code: (281) 362-6800

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 8.01	Other Events.
     On December 12, 2007, Newpark Resources, Inc. issued a press release announcing that the sale of its U.S. Environmental Services business to Trinity TLM Acquisitions, LLC, which remains subject to the satisfaction or waiver of certain closing conditions, is now expected to be completed during the first quarter of 2008, rather than the fourth quarter of 2007, as previously communicated. The press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

99.1	Press release issued by Newpark Resources, Inc. on December 12, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWPARK RESOURCES, INC.
Dated: December 14, 2007	By:	/s/ James E. Braun
James E. Braun, Vice President and Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Newpark Resources, Inc. on December 12, 2007.